UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2263

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Waddell & Reed Advisors Retirement Shares, Inc.

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: June 30, 2003

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Date of reporting period: June 30, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Retirement Shares
Annual Report
June 30, 2003
CONTENTS
3	Manager's Discussion
7	Performance Summary
9	Portfolio Highlights
10	Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
32	Independent Auditors' Report
33	Income Tax Information
34	Directors & Officers
41	Annual Privacy Notice
43	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Retirement Shares, Inc. current prospectus and current Fund performance information.
MANAGER'S DISCUSSION
 June 30, 2003
An interview with Charles W. Hooper Jr., portfolio manager of Waddell & Reed Advisors Retirement Shares, Inc.
This report relates to the operation of Waddell & Reed Advisors Retirement Shares, Inc. for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.
How did the Fund perform during the last fiscal year?
The Fund did relatively well and showed a positive return for the year. It outperformed its benchmark stock market index and peer group before considering the impact of sales load, and slightly underperformed the stock benchmark and peer group after the impact of sales load. The Fund's Class A shares increased 6.11 percent before the impact of sales load, and increased 0.01 percent with the sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 0.26 percent during the fiscal year; the Citigroup Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the bond market), which increased 13.37 percent during the fiscal year; and the Lipper Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 2.02 percent for the period. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. The Citigroup Treasury/Government Sponsored/Credit Index replaces the Citigroup Treasury/Government Sponsored/Corporate Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.
What impacted the Fund's performance, relative to its benchmark indexes, for the fiscal year?
We believe that the Fund underperformed its fixed-income benchmark because it was underweight in bonds relative to its peers. As a result, it did not fully participate in the bond market rally that occurred as spreads tightened between Treasuries and corporate bonds. In addition, the average duration of the Fund's corporate bonds was short - 2.6 years - and this, too, prevented the Fund from fully benefiting from the bond rally. On the equity side, in relation to its stock benchmark index, the Fund was adversely affected by the impact of the Fund's sales load. The Fund benefited from the positive impact of holdings in the energy-related and technology-related sectors. Individual names in the energy-related sector did well throughout the period, and the Fund's technology-related holdings outperformed during the fourth-quarter stock market rally that lifted up many high-beta and technology stocks. An overweight in defense stocks, which underperformed the market as they declined off pre-Iraq war highs, had a negative effect on performance relative to the S&P 500 Index.
What other market conditions or events influenced the Fund's performance during the fiscal year?
The bond market had significantly outperformed the equity market for the fiscal year ended June 2002. Moreover, the June and September quarters of 2002 were the worst consecutive quarterly returns for stock funds since 1974. In the meantime, earnings bottomed in the second quarter of 2002 and continued to grow throughout the year despite the negative headlines associated with corporate governance issues, which eventually culminated with the war with Iraq. During the fiscal year, the Federal Reserve Board continued to deliver an accommodative monetary policy that has produced a Federal Funds rate of 1 percent, the lowest in 45 years. Assuming that the Fed's efforts would be successful in stimulating growth and assuming that the war with Iraq would come to a successful conclusion, we were opportunistic and increased our weighting in the equity markets during the very uncertain times last summer and this winter.
Other factors that weighed on the equity markets last year included fears of a double-dip recession both in the U.S. and Germany, negative earnings pre-announcements, underfunded pensions and other accounting issues, the risk of deflation and of a housing bubble. In other words, there was seemingly an unusual amount of issues to ponder this past year with a backdrop of a slow economic recovery that has been underway. On the positive side of the ledger, it should be noted that Congress passed some very important tax legislation that reduces tax rates on dividends and capital gains, which obviously enhances the attractiveness of common stocks.
What strategies and techniques did you employ that specifically affected the Fund's performance?
A strategy that seemed to enhance performance of the Fund during the last fiscal year was to employ contrary opinion as an investment style during periods of extreme stock market volatility such as we experienced recently. We had plenty of opportunities to go against the crowd last year in both the bond and stock markets, and we attempted to take advantage of those opportunities.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

As has been the case for a long period of time, we have continued to favor energy-related investments as we believe that the U.S. continues to have a longer-term energy problem as evidenced by the relatively high prices we are experiencing today. Beyond that, the portfolio is somewhat balanced with positions in the technology, financial, health care and consumer-related areas. Just prior to and during the Iraq war, we increased our weightings in the groups that suffered the most from geopolitical hostilities and poor consumer confidence. Those sectors included retailers and the gaming industry, the prospects for which we felt should improve once the war was resolved, which proved to be the case. We recently increased our fixed-income position as we feel that the economy may not be as strong during the second half of 2003 as many economists are now predicting given the weak employment trends and relatively weak corporate spending trends.

 Respectfully,
Charles W. Hooper, Jr.
Manager
Waddell & Reed Advisors
Retirement Shares, Inc.
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Waddell & Reed Advisors Retirement Shares, Inc., Class A Shares(1)	$18,626
S&P 500 Index	$26,033
Citigroup Treasury/Government Sponsored/Corporate Index	$20,348
Citigroup Treasury/Government Sponsored/Credit Index	$20,393
Lipper Flexible Portfolio Funds Universe Average	$20,385

	Waddell & Reed Advisors Retirement Shares, Inc., Class A	S&P 500 Index	Citigroup Treasury/ Government Sponsored/ Credit Index	Lipper Flexible Portfolio Funds Universe Average
6-30-93	9,425	10,000	10,000	10,000
6-30-94	9,900	10,141	9,868	10,125
6-30-95	11,392	12,784	11,123	11,766
6-30-96	13,093	16,109	11,638	13,644
6-30-97	15,280	21,692	12,547	16,336
6-30-98	17,488	28,244	13,971	19,298
6-30-99	19,717	34,659	14,343	21,261
6-30-00	28,302	37,203	14,949	23,173
6-30-01	21,661	31,672	16,633	22,003
6-30-02	17,553	25,965	17,962	19,982
6-30-03	18,626	26,033	20,348	20,385

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Please note that the performance of the Citigroup Treasury/Government Sponsored/Credit Index (Credit Index) is substantially similar to the performance of the Citigroup Treasury/Government Sponsored/Corporate Index (Corporate Index). The Credit Index was introduced by Citigroup in April of 2001. In creating the performance history for the Credit Index, Citigroup used the performance history of the Corporate Index for the period prior to April of 2001.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-03	0.01%	1.17%	5.17%	6.68%
5-year period ended 6-30-03	0.08%	-	-	1.58%
10-year period ended 6-30-03	6.42%	-	-	-
Since inception of Class(3) through 6-30-03	-	-3.77%	-3.26%	5.45%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF RETIREMENT SHARES
Retirement Shares
GOAL

Seeks to provide the highest long-term total investment return that is, in the opinion of the Fund's investment manager, consistent with reasonable safety of capital.

Strategy

Invests primarily in common stocks and, to a lesser extent, debt securities (of any maturity and mostly of investment grade) of U.S. and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Typically, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds.

Founded

1972

Scheduled Dividend Frequency

Quarterly (March, June, September, December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Dividends paid	$0.04
Net asset value on
6-30-03	$5.77
6-30-02	5.48
Change per share	$0.29

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF RETIREMENT SHARES
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E

1-year period ended 6-30-03	0.01%	6.11%	1.17%	5.17%
5-year period ended 6-30-03	0.08%	1.27%	-	-
10-year period ended 6-30-03	6.42%	7.05%	-	-
Since inception of Class(F)	-	-	-3.77%	-3.27%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	5.17%	6.68%
5-year period ended 6-30-03	-	1.58%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-3.26%	5.45%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF RETIREMENT SHARES

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Retirement Shares, Inc. had net assets totaling $666,181,684 invested in a diversified portfolio of:

66.24%	Common Stocks
15.17%	Cash and Cash Equivalents
9.81%	U.S. Government Securities
8.78%	Corporate Debt Securities

As a shareholder of Waddell & Reed Advisors Retirement Shares, Inc.,
for every $100 you had invested on June 30, 2003, your Fund owned:
Technology Stocks	$18.08
Cash and Cash Equivalents	$15.17
Energy Stocks	$15.17
U.S. Government Securities	$ 9.81
Corporate Debt Securities	$ 8.78
Retail Stocks	$ 7.24
Financial Services Stocks	$ 6.78
Health Care Stocks	$ 5.31
Consumer Services Stocks	$ 4.63
Miscellaneous Stocks	$ 3.99
Consumer Goods Stocks	$ 2.96
Business Equipment and Services Stocks	$ 2.08

THE INVESTMENTS OF RETIREMENT SHARES
June 30, 2003

COMMON STOCKS	Shares	Value

Aircraft - 3.76%
Lockheed Martin Corporation	300,000	$ 14,271,000
Northrop Grumman Corporation	125,000	10,786,250
		25,057,250
Banks - 4.10%
Bank of America Corporation	100,000	7,903,000
Bank of New York Company, Inc. (The)	200,000	5,750,000
Mellon Financial Corporation	175,000	4,856,250
Wells Fargo & Company	175,000	8,820,000
		27,329,250

Beverages - 0.73%
Coors (Adolph) Company, Class B	100,000	4,898,000

Broadcasting - 2.74%
Clear Channel Communications, Inc.*	225,000	9,537,750
Viacom Inc., Class B*	200,000	8,732,000
		18,269,750

Business Equipment and Services - 1.22%
FTI Consulting, Inc.*	325,000	8,115,250

Capital Equipment - 1.13%
Cooper Cameron Corporation*	150,000	7,557,000

Communications Equipment - 1.21%
Corning Incorporated*	650,000	4,803,500
Nokia Corporation, Series A, ADR	200,000	3,286,000
		8,089,500
Computers - Micro - 0.84%
Dell Computer Corporation*	175,000	5,578,125

Computers - Peripherals - 6.27%
BEA Systems, Inc.*	500,000	5,425,000
Brocade Communications Systems, Inc.*	400,000	2,354,000
EMC Corporation*	800,000	8,376,000
Intuit Inc.*	150,000	6,674,250
Microsoft Corporation	600,000	15,366,000
Oracle Corporation*	300,000	3,606,000
		41,801,250
Electrical Equipment - 0.58%
Emerson Electric Co.	75,000	3,832,500

See Notes to Schedule of Investments on page 16.

Electronic Components - 4.70%
Integrated Device Technology, Inc.*	400,000	$ 4,390,000
Intel Corporation	300,000	6,234,000
Maxim Integrated Products, Inc.	250,000	8,538,750
Microchip Technology Incorporated	350,000	8,599,500
Texas Instruments Incorporated	200,000	3,520,000
		31,282,250

Electronic Instruments - 1.30%
Applied Materials, Inc.*	300,000	4,753,500
Celestica Inc.*	250,000	3,940,000
		8,693,500

Forest and Paper Products - 0.97%
Temple-Inland Inc.	150,000	6,436,500

Health Care - Drugs - 1.95%
McKesson Corporation	125,000	4,467,500
Pfizer Inc.	250,000	8,537,500
		13,005,000
Health Care - General - 2.53%
Johnson & Johnson	150,000	7,755,000
Wyeth	200,000	9,110,000
		16,865,000
Hospital Supply and Management - 0.83%
Health Management Associates,
Inc., Class A	300,000	5,535,000

Hotels and Gaming - 1.89%
Harrah's Entertainment, Inc.*	100,000	4,024,000
MGM MIRAGE*	250,000	8,545,000
		12,569,000
Household - General Products - 0.64%
Clorox Company (The)	100,000	4,265,000

Motor Vehicle Parts - 0.69%
Gentex Corporation*	150,000	4,588,500

Motor Vehicles - 0.90%
Harley-Davidson, Inc.	150,000	5,979,000

Petroleum - Canada - 1.34%
Nabors Industries Ltd.*	225,000	8,898,750

See Notes to Schedule of Investments on page 16.

Petroleum - Domestic - 11.75%
Anadarko Petroleum Corporation	375,000	$ 16,676,250
Apache Corporation	225,000	14,638,500
Brown (Tom), Inc.*	175,000	4,863,250
Murphy Oil Corporation	200,000	10,520,000
Patterson-UTI Energy, Inc.*	250,000	8,088,750
Spinnaker Exploration Company*	275,000	7,205,000
Valero Energy Corporation	175,000	6,357,750
Western Gas Resources, Inc.	250,000	9,900,000
		78,249,500

Petroleum - Services - 2.08%
BJ Services Company*	150,000	5,604,000
Smith International, Inc.*	225,000	8,266,500
		13,870,500

Retail - General Merchandise - 5.07%
Kohl's Corporation*	275,000	14,129,500
Target Corporation	200,000	7,568,000
Wal-Mart Stores, Inc.	225,000	12,075,750
		33,773,250

Retail - Specialty Stores - 2.17%
Home Depot, Inc. (The)	275,000	9,108,000
Lowe's Companies, Inc.	125,000	5,368,750
		14,476,750

Security and Commodity Brokers - 2.68%
Charles Schwab Corporation (The)	700,000	7,063,000
Gallagher (Arthur J.) & Co.	200,000	5,440,000
Morgan Stanley	125,000	5,343,750
		17,846,750
Timesharing and Software - 0.86%
Affiliated Computer Services, Inc.,
Class A*	125,000	5,716,250

Trucking and Shipping - 0.72%
United Parcel Service, Inc., Class B	75,000	4,777,500

Utilities - Telephone - 0.59%
Vodafone Group Plc, ADR	200,000	3,930,000

TOTAL COMMON STOCKS - 66.24%		$441,285,875

(Cost: $417,805,211)

See Notes to Schedule of Investments on page 16.

CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Air Transportation - 0.64%
Southwest Airlines Co.,
7.875%, 9-1-07
	$ 3,650	$ 4,264,653

Beverages - 0.82%
Diageo Capital plc,
6.125%, 8-15-05
	5,000	5,463,880

Business Equipment and Services - 0.86%
USA Waste Services, Inc.,
7.125%, 10-1-07
	5,000	5,736,395

Construction Materials - 0.82%
Hanson Overseas B.V.,
6.75%, 9-15-05
	5,000	5,472,625

Finance Companies - 1.75%
Bell Atlantic Financial Services,Inc.,
7.6%, 3-15-07
	10,000	11,684,710

Food and Related - 0.84%
Unilever Capital Corporation,
6.875%, 11-1-05
	5,000	5,581,115

Health Care - Drugs - 0.67%
Merck & Co., Inc.,
6.75%, 9-19-05
	4,000	4,424,300

Hospital Supply and Management - 1.12%
Columbia/HCA Healthcare Corporation,
6.91%, 6-15-05
	7,000	7,426,237

Insurance - Property and Casualty 0.70%
Loews Corporation,
3.125%, 9-15-07, Convertible
	5,000	4,687,500

Multiple Industry - 0.56%
General Electric Capital Corporation,
8.3%, 9-20-09
	3,000	3,734,100

TOTAL CORPORATE DEBT SECURITIES - 8.78%		$ 58,475,515

(Cost: $53,059,285)

See Notes to Schedule of Investments on page 16.

UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands	Value

Agency Obligation - 0.74%
National Archives Facility Trust,
8.5%, 9-1-19
	$ 3,796	$ 4,959,024

Mortgage-Backed Obligations - 1.17%
Federal Home Loan Mortgage Corporation Fixed
Rate Pass-Through Certificates:
6.5%, 12-1-31
	5,180	5,390,169
6.5%, 1-1-32
	2,327	2,421,756
		7,811,925
Treasury Obligation - 7.90%
United States Treasury Bond,
5.375%, 2-15-31
	5,000	5,630,275
United States Treasury Notes:
3.0%, 11-15-07
	20,000	20,629,680
5.0%, 2-15-11
	10,000	11,224,610
3.625%, 5-15-13
	15,000	15,117,180
		52,601,745

TOTAL UNITED STATES GOVERNMENT SECURITIES - 9.81%		$ 65,372,694
(Cost: $64,096,775)

SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Commercial Paper
Chemicals - Petroleum and Inorganic - 0.86%
du Pont (E.I.) de Nemours and Company,
1.11169%, Master Note
	5,738	5,738,000

Electrical Equipment - 0.75%
Emerson Electric Co.,
1.01%, 7-18-03
	5,000	4,997,615

Food and Related - 0.60%
McCormick & Co. Inc.,
1.08%, 7-22-03
	4,000	3,997,480

Finance Companies - 3.30%
PACCAR Financial Corp.,
1.12%, 7-10-03
	5,000	4,998,600
USAA Capital Corp.:
1.05%, 7-1-03
	7,000	7,000,000
1.08%, 7-1-03
	5,000	5,000,000
1.02%, 7-8-03
	5,000	4,999,008
		21,997,608

See Notes to Schedule of Investments on page 16.

Forest and Paper Products - 0.48%
Sonoco Products Co.,
1.34%, 7-1-03
	$ 3,197	$ 3,197,000

Health Care - Drugs - 1.71%
Merck & Co., Inc.,
1.18%, 7-15-03
	5,000	4,997,706
Pfizer Inc.:
1.19%, 7-1-03
	1,350	1,350,000
1.17%, 7-16-03
	5,000	4,997,562
		11,345,268

Household - General Products - 3.03%
Clorox Co.,
1.21%, 7-10-03
	4,350	4,348,684
Kimberly-Clark Corporation,
1.0%, 8-27-03
	1,450	1,447,704
Kimberly-Clark Worldwide Inc.:
1.18%, 7-8-03
	399	398,908
1.18%, 7-17-03
	5,000	4,997,378
Procter & Gamble Company (The),
1.0%, 7-29-03
	9,000	8,993,000
		20,185,674

Restaurants - 2.23%
McDonald's Corporation,
1.0%, 7-3-03
	14,820	14,819,177

Utilities - Electric - 0.75%
PacifiCorp,
1.04%, 7-22-03
	5,004	5,000,964

Utilities - Telephone - 2.85%
BellSouth Corporation,
1.02%, 7-15-03
	5,000	4,998,017
Verizon Network Funding Corporation:
0.97%, 7-11-03
	8,013	8,010,841
0.98%, 7-11-03
	2,000	1,999,456
0.99%, 9-10-03
	4,000	3,992,190
		19,000,504

Total Commercial Paper - 16.56%		110,279,290

See Notes to Schedule of Investments on page 16.

United States Government Security - 0.75% Treasury Obligation
United States Treasury Bill,
1.04%, 8-7-03
	$5,000	$ 4,994,656

TOTAL SHORT-TERM SECURITIES - 17.31%		$115,273,946

(Cost: $115,273,946)

TOTAL INVESTMENT SECURITIES - 102.14%		$680,408,030

(Cost: $650,235,217)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(2.14%)		(14,226,346)

NET ASSETS - 100.00%		$666,181,684

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
RETIREMENT SHARES June 30, 2003 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $650,235)
(Notes 1 and 3)
$680,408
Cash	10,233
Receivables:
Investment securities sold
2,839
Dividends and interest
1,733
Fund shares sold
410
Prepaid insurance premium	10
Total assets
695,633

LIABILITIES
Payable for investment securities purchased	27,579
Payable to Fund shareholders	1,480
Accrued shareholder servicing (Note 2)	175
Accrued service fee (Note 2)	125
Accrued management fee (Note 2)	13
Accrued distribution fee (Note 2)	8
Accrued accounting services fee (Note 2)	7
Other
64
Total liabilities
29,451
Total net assets
$666,182

NET ASSETS
$0.01 par value capital stock:
Capital stock
$1,154
Additional paid-in capital
1,055,406
Accumulated undistributed income (loss):
Accumulated undistributed net investment income
219
Accumulated undistributed net realized loss on investment transactions
(420,770)
Net unrealized appreciation in value of investments
30,173
Net assets applicable to outstanding units of capital
$ 666,182
Net asset value per share (net assets divided by shares outstanding):
Class A
$5.77
Class B
$5.70
Class C
$5.70
Class Y
$5.78
Capital shares outstanding:
Class A
110,357
Class B
4,004
Class C
885
Class Y
185
Capital shares authorized	300,000
See Notes to Schedule of Investments.

STATEMENT OF OPERATIONS
RETIREMENT SHARES For the Fiscal Year Ended June 30, 2003 (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization
$ 7,155
Dividends (net of foreign withholding taxes of $67)
4,705
Total income
11,860
Expenses (Note 2):
Investment management fee
4,532
Shareholder servicing:

Class A
1,702
Class B
144
Class C
28
Class Y
2
Service fee:

Class A
1,479
Class B
55
Class C
12
Distribution fee:

Class A
71
Class B
164
Class C
36
Accounting services fee
83
Custodian fees
49
Legal fees
19
Audit fees
16
Other
217
Total expenses
8,609
Net investment income
3,251

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(90,970)
Realized net gain on written options	1,101
Realized net loss on purchased options	(591)
Realized net gain on futures contracts	310
Realized net loss on foreign currency transactions	(48)
Realized net loss on investments
(90,198)
Unrealized appreciation in value of investments during the period
114,740
Net gain on investments
24,542
Net increase in net assets resulting from operations
$ 27,793
See Notes to Schedule of Investments.

STATEMENT OF CHANGES IN NET ASSETS
RETIREMENT SHARES (In Thousands)

	For the fiscal year ended June 30,
	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment income
	$3,251	$8,567
Realized net loss on investments
	(90,198)	(176,857)
Unrealized appreciation (depreciation)
	114,740	(30,241)
Net increase (decrease) in net assets resulting from operations
	27,793	(198,531)
Distributions to shareholders from (Note 1E):(1)
Net investment income:

Class A
	(4,870)	(8,233)
Class B
	-	-
Class C
	-	-
Class Y
	(12)	(53)
Realized gains on securities transactions:

Class A
	-	(1,827)
Class B
	-	(66)
Class C
	-	(13)
Class Y
	-	(8)
	(4,882)	(10,200)
Capital share transactions (Note 6)	(131,600)	(146,432)
Total decrease
	(108,689)	(355,163)

NET ASSETS
Beginning of period	774,871	1,130,034
End of period	$666,182	$ 774,871
Undistributed net investment income
	$219	$1,898
(1)See "Financial Highlights" on pages 20 - 23. See Notes to Schedule of Investments.

FINANCIAL HIGHLIGHTS
RETIREMENT SHARES Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$5.48	$6.84	$12.05	$ 9.84	$9.28
Income (loss) from investment operations:
Net investment income
	0.03	0.06	0.06	0.06	0.19
Net realized and unrealized gain (loss) on investments
	0.30	(1.35)	(2.52)	3.92	0.92

Total from investment operations	0.33	1.11	3.98	(2.46)	(1.29)
Less distributions:
From net investment income
	(0.04)	(0.06)	(0.06)	(0.06)	(0.18)
From capital gains
	(0.00)	(0.01)	(2.42)	(1.71)	(0.37)
In excess of capital gains
	(0.00)	(0.00)	(0.27)	(0.00)	(0.00)

Total distributions	(0.04)	(0.07)	(2.75)	(1.77)	(0.55)

Net asset value, end of period	$5.77	$5.48	$ 6.84	$12.05	$9.84

Total return(1)	6.11%	-18.97%	-23.46%	43.54%	12.75%
Net assets, end of period (in millions)	$637	$739	$1,075	$1,377	$890
Ratio of expenses to average net assets	1.28%	1.21%	1.11%	1.10%	0.99%
Ratio of net investment income to average net assets	0.55%	0.93%	0.62%	0.55%	2.04%
Portfolio turnover rate	219.47%	266.28%	227.44%	295.37%	122.58%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase. See Notes to Schedule of Investments.

FINANCIAL HIGHLIGHTS
RETIREMENT SHARES Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$5.42	$6.78	$12.00	$10.12
Income (loss) from investment operations:
Net investment loss
	(0.04)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments
	0.32	(1.34)	(2.52)	3.60

Total from investment operations	0.28	(1.35)	(2.53)	3.59
Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains
	(0.00)	(0.01)	(2.42)	(1.71)
In excess of capital gains
	(0.00)	(0.00)	(0.27)	(0.00)
Total distributions	(0.00)	(0.01)	(2.69)	(1.71)
Net asset value, end of period	$5.70	$5.42	$ 6.78	$12.00

Total return	5.17%	-19.90%	-24.19%	38.28%
Net assets, end of period (in millions)	$23	$27	$39	$28
Ratio of expenses to average net assets	2.43%	2.24%	2.07%	2.05%(2)
Ratio of net investment loss to average net assets	-0.60%	-0.10%	-0.36%	-0.42%(2)
Portfolio turnover rate	219.47%	266.28%	227.44%	295.37%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the twelve months ended June 30, 2000. See Notes to Schedule of Investments.

FINANCIAL HIGHLIGHTS
RETIREMENT SHARES Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$5.42	$6.77	$12.00	$10.12
Income (loss) from investment operations:
Net investment loss
	(0.04)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments
	0.32	(1.33)	(2.53)	3.60
Total from investment operations	0.28	(1.34)	(2.54)	3.59
Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains
	(0.00)	(0.01)	(2.42)	(1.71)
In excess of capital gains	(0.00)	(0.00)	(0.27)	(0.00)

Total distributions	(0.00)	(0.01)	(2.69)	(1.71)

Net asset value, end of period	$5.70	$5.42	$ 6.77	$12.00

Total return	5.17%	-19.79%	-24.28%	38.28%
Net assets, end of period (in millions)	$5	$6	$8	$6
Ratio of expenses to average net assets	2.36%	2.24%	2.09%	2.07%(2)
Ratio of net investment loss to average net assets	-0.53%	-0.09%	-0.38%	-0.44%(2)
Portfolio turnover rate	219.47%	266.28%	227.44%	295.37%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the twelve months ended June 30, 2000. See Notes to Schedule of Investments.

FINANCIAL HIGHLIGHTS
RETIREMENT SHARES Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$5.48	$6.84	$12.05	$ 9.85	$9.28
Income (loss) from investment operations:
Net investment income
	0.06	0.07	0.09	0.10	0.20
Net realized and unrealized gain (loss) on investments
	0.30	(1.35)	(2.53)	3.89	0.94

Total from investment operations	0.36	(1.28)	(2.44)	3.99	1.14
Less distributions:
From net investment income
	(0.06)	(0.07)	(0.08)	(0.08)	(0.20)
From capital gains
	(0.00)	(0.01)	(2.42)	(1.71)	(0.37)
In excess of capital gains	(0.00)	(0.00)	(0.27)	(0.00)	(0.00)

Total distributions	(0.06)	(0.08)	(2.77)	(1.79)	(0.57)

Net asset value, end of period	$5.78	$5.48	$ 6.84	$12.05	$9.85

Total return	6.68%	-18.72%	-23.28%	43.75%	13.11%
Net assets, end of period (in millions)	$1	$3	$8	$11	$3
Ratio of expenses to average net assets	0.93%	0.91%	0.87%	0.88%	0.75%
Ratio of net investment income to average net assets	0.92%	1.20%	0.79%	0.75%	2.32%
Portfolio turnover rate	219.47%	266.28%	227.44%	295.37%	122.58%
See Notes to Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS
 June 30, 2003
NOTE 1 - Significant Accounting Policies
Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of the Fund's investment manager, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 - Investment Management and Payments to Affiliated Persons
Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs amounted to $41,550, which are included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$ 10	$ 0
From	$ 10 to	$ 25	$ 11,000
From	$ 25 to	$ 50	$ 22,000
From	$ 50 to	$ 100	$ 33,000
From	$ 100 to	$ 200	$ 44,000
From	$ 200 to	$ 350	$ 55,000
From	$ 350 to	$ 550	$ 66,000
From	$ 550 to	$ 750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.
For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
 As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $773,657. During the period ended June 30, 2003, W&R received $63,207 and $493 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $482,522 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.
The Fund paid Directors' fees of $33,941, which are included in other expenses.
 W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 - Investment Securities Transactions
Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $1,193,649,579, while proceeds from maturities and sales aggregated $1,411,577,948. Purchases of short-term and U.S. Government securities aggregated $2,556,513,856 and $118,689,843, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $2,470,182,643 and $114,761,413, respectively. Purchases of options aggregated $4,160,972, while proceeds aggregated $4,671,982.
For Federal income tax purposes, cost of investments owned at June 30, 2003 was $651,107,830, resulting in net unrealized appreciation of $29,300,200, of which $50,495,624 related to appreciated securities and $21,195,424 related to depreciated securities.
NOTE 4 - Federal Income Tax Matters
For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:
Net ordinary income	$3,256,270
Distributed ordinary income	4,881,657
Undistributed ordinary income	285,819
Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-
Capital loss carryover	173,664,953
Post-October losses deferred	4,400,873

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").
Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
June 30, 2010	$241,830,766
June 30, 2011	173,664,953
Total carryover	$415,495,719

NOTE 5 - Futures
The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.
NOTE 6 - Multiclass Operations
 The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
Transactions in capital stock are summarized below. Amounts are in thousands.
	For the fiscal year ended June 30,
	2003	2002

Shares issued from sale of shares:
Class A
	8,600	28,052
Class B
	499	768
Class C
	168	243
Class Y
	34	178
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	940	1,647
Class B
	-	10
Class C
	-	2
Class Y
	2	9
Shares redeemed:
Class A
	(34,179)	(52,000)
Class B
	(1,401)	(1,589)
Class C
	(330)	(382)
Class Y
	(465)	(707)
Decrease in outstanding capital shares	(26,132)	(23,769)

Value issued from sale of shares:
Class A
	$44,896	$ 178,086
Class B
	2,581	4,765
Class C
	856	1,499
Class Y
	175	1,114
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	4,825	9,962
Class B
	-	65
Class C
	-	13
Class Y
	12	53
Value redeemed:
Class A
	(173,983)	(325,687)
Class B
	(7,029)	(9,744)
Class C
	(1,655)	(2,334)
Class Y
	(2,278)	(4,224)
Decrease in outstanding capital	$(131,600)	$(146,432)

NOTE 7 - Options
Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.
Transactions in call options written were as follows:
	Number of Contracts	Premium Received

Outstanding at June 30, 2002	-	$ -
Options written	12,250	1,328,090
Options terminated in closing purchase transactions	(12,250)	(1,328,090)
Options exercised	-	-
Options expired	-	-
Outstanding at June 30, 2003	-	$ -

Transactions in put options written were as follows:
	Number of Contracts	Premium Received

Outstanding at June 30, 2002	-	$ -
Options written	10,250	1,073,048
Options terminated in closing purchase transactions	(7,250)	(869,058)
Options exercised	-	-
Options expired	(3,000)	(203,990)
Outstanding at June 30, 2003	-	$-

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
Waddell & Reed Advisors Retirement Shares, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") as of June 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Retirement Shares, Inc. as of June 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003

INCOME TAX INFORMATION
The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-11-02	$0.0150	$ -	$0.0150	-	$0.0089	$0.0061	-
12-11-02	0.0190	-	0.0190	-	0.0186	0.0004	-
3-12-03	0.0040	0.0035	0.0005	-	0.0040	-	-
6-10-03	0.0020	0.0018	0.0002	-	0.0020	-	-

Total	$0.0400	-	$0.0065	$0.0335	-	$0.0347	$0.0053

Class Y
9-11-02	$0.0180	$ -	$0.0180	-	$0.0107	$0.0073	-
12-11-02	0.0240	-	0.0240	-	0.0235	0.0005	-
3-12-03	0.0110	0.0097	0.0013	-	0.0110	-	-
6-10-03	0.0060	0.0053	0.0007	-	0.0060	-	-

Total	$0.0590	$0.0150	$0.0440	-	$0.0512	$0.0078	-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.
The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.
Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.
The Board of Directors of Waddell & Reed Advisors Retirement Shares, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.
Disinterested Directors
James M. Concannon (55)
 Washburn Law School, 1700 College, Topeka, KS 66621

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)

 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)

 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1998
 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1995

 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)

Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1998

 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1988
 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)

 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971
 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)

 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1995

 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupation During Past 5 Years: Retired

 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director; formerly, President, Principal Financial Officer

 Number of portfolios overseen by Director: 24

 Director since: 1998

 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director and President; formerly, Vice President

 Number of portfolios overseen by Director: 60

 Director since: 1998; President since: 2001

 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)

 Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund
Frank J. Ross, Jr. (50)
 Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1996

 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

 Number of portfolios overseen by Director: 60

 Director since: 1993; Chairman of the Board of Directors since: 1998

 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);

Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers
Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year

 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)

Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Secretary and Associate General Counsel
 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Assistant Secretary and General Counsel
 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)

Directorships held: None

Annual Privacy Notice
Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

 Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.
This page for your notes and calculations.
The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION: Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
WADDELL & REED CLIENT SERVICES 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, KS 66201-9217 (888) WADDELL (888) 923-3355
Our INTERNET address is:
http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1007A (6-03)

 ITEM 2. CODE OF ETHICS.
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable for fiscal years ending prior to 7-15-03.
ITEM 5. [RESERVED]
ITEM 6. [RESERVED]
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
 MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. [RESERVED]
ITEM 9. CONTROLS AND PROCEDURES.
(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 10. EXHIBITS.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:
 Not applicable for fiscal years ending prior to 7-15-03.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).
 Attached hereto as Exhibit 99.CERT.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).
 Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Waddell & Reed Advisors Retirement Shares, Inc.
 (Registrant)

By /s/Kristen A. Richards
 ------------------------------
 Kristen A. Richards, Vice President and Secretary
Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By /s/Henry J. Herrmann
 ------------------------------
 Henry J. Herrmann, President and Principal Executive Officer
Date September 9, 2003

By /s/Theodore W. Howard
 ------------------------------
 Theodore W. Howard, Treasurer and Principal Financial Officer
Date September 9, 2003